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                              THE COMMERCE FUNDS

                        THE SHORT-TERM GOVERNMENT FUND
                                 THE BOND FUND
                               THE BALANCED FUND
                          THE GROWTH AND INCOME FUND
                                THE GROWTH FUND
                                THE MIDCAP FUND
                         THE INTERNATIONAL EQUITY FUND

                             INSTITUTIONAL SHARES
                                SERVICE SHARES

                      SUPPLEMENT DATED NOVEMBER 23, 1998
                                TO PROSPECTUSES
                              DATED MARCH 2, 1998

  The following disclosure is added as the second full paragraph on Page 24 of the Institutional Share Prospectus and as the last paragraph on Page 22 of the Service Share Prospectus:

  "Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

  This change is likely to significantly impact the European capital markets in which the Funds invest and may result in a Fund facing risks that are different than the risks that it ordinarily faces in pursuing its investment objectives. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Funds' net asset values per share."